                                                                   EXHIBIT 10.10

                          STOCK RESTRICTION AGREEMENT

     AGREEMENT made as of the 1/st/ day of March, 1999 (the "Effective Date"), by and between SciQuest.com, Inc., a Delaware corporation (the "Corporation"), and Antony Francis (the "Stockholder").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1.   Purchase of Shares. The Stockholder hereby subscribes for and, upon
          ------------------
acceptance hereof, shall purchase, subject to the terms and conditions set forth in this Agreement, 89,408 shares (the "Shares") of the Series C Convertible Preferred Stock, no par value per share, of the Corporation ("Series C Stock"), at a purchase price of $2.796194 per share. The aggregate purchase price for the Shares shall be paid by the Stockholder by check payable to the order of the Corporation or such other method as may be acceptable to the Corporation. Upon receipt of payment by the Corporation for the Shares, the Corporation shall issue to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder. The Stockholder agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

     2.   Purchase Option.
          ---------------

          (a) In the event that the Stockholder ceases to be employed by the Corporation, for any reason or for no reason, with or without cause, prior to the second anniversary of the Effective Date, the Corporation shall have the right and option (the "Purchase Option") to purchase from the Stockholder, for a sum of $2.796194 per share (the "Option Price") up to that number of the Shares which is unvested at the time the Stockholder ceases to be employed by the Corporation. Forty-four thousand seven hundred four (44,704) of the Shares shall vest as of the first anniversary of the Effective Date. The remaining Forty-four thousand seven hundred four Shares shall then vest on a monthly basis at the rate of Three thousand seven hundred twenty-five (3,725) shares per month for each full month of employment by the Corporation, with all Shares being fully vested after twenty-four (24) full months of employment by the Corporation (beginning as of the Effective Date).

          (b) For purposes of this Agreement, employment by the Corporation shall include employment by a parent or subsidiary of the Corporation.

          (c) Notwithstanding the provisions of Section 2(a) hereof, any unvested portion of the Shares that will vest within twelve (12) months after an Acceleration Event described below shall immediately vest as of a date prior to such
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Acceleration Event, which date shall be determined by the Board of Directors of the Corporation. An "Acceleration Event" shall be deemed to have occurred upon the merger, consolidation corporate reorganization or other transaction in which all or substantially all of the assets of the Corporation are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of the capital stock of the Corporation immediately prior to such merger or consolidation to continue to hold at least a majority of the voting power of the surviving corporation).

     3.   Exercise of Purchase Option and Closing.
          ---------------------------------------

          (a) The Corporation may exercise the Purchase Option by delivering or mailing to the Stockholder (or the Stockholder's estate), in accordance with
Section 14, written notice of exercise within sixty (60) days after the termination of the Stockholder's active participation in the business of the Corporation. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

          (b) Within ten (10) days after the Stockholder's receipt of the Corporation's notice of the exercise of the Purchase Option pursuant to Section 3(a) above, the Stockholder (or the Stockholder's estate) shall tender to the Corporation at its principal offices the certificate or certificates representing the Shares which the Corporation has elected to purchase, duly endorsed in blank by the Stockholder or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Corporation. Upon its receipt of such Shares, the Corporation shall deliver or mail to the Stockholder (or the Stockholder's estate) a check in the amount of the aggregate Option Price therefor.

          (c) After the time at which any Shares are required to be delivered to the Corporation for transfer to the Corporation pursuant to Section 3(b) above, the Corporation shall not pay any dividend to the Stockholder on account of such Shares or permit the Stockholder to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Corporation as the owner of such Shares.

          (d) The Option Price may be payable, at the option of the Corporation, in cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Corporation or in cash (by check) or both.

          (e) The Corporation shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

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     4.   Restrictions on Transfer.
          ------------------------

          (a) Except as otherwise provided in Section 4(b) or 4(c) below, the Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein.

          (b) If, at any time or from time to time, the Stockholder proposes to transfer any Shares not then subject to the Purchase Option (the "Offered Shares"), the Stockholder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Corporation. The Transfer Notice shall name the proposed transferee and state the number of Offered Shares to be transferred, the price per Offered Share and all other material terms and conditions of the proposed transfer. The Corporation shall have the option to purchase all, but not less than all, of the Offered Shares at the purchase price and upon the other terms and conditions specified in the Transfer Notice. The Corporation may accept the offer by notifying the Stockholder in writing, within twenty (20) days after the date of its receipt of the Transfer Notice, of its acceptance. The closing of the purchase of Offered Shares pursuant to this
Section 4(b) shall occur at the principal offices of the Corporation fifteen
(15) days after receipt by the Stockholder of the Corporation's notice of acceptance. At the closing, the Stockholder shall tender to the Corporation the certificate or certificates representing the Offered Shares, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Offered Shares, free and clear of all liens, encumbrances and restrictions (other than those imposed by the Corporation's Certificate of Incorporation or Bylaws or applicable laws) to the Corporation against delivery by the Corporation to the Stockholder of a check in the amount of the aggregate purchase price therefor, provided, that if the terms of the payment set forth in the Transfer Notice were other than cash against delivery, the Corporation may, at its option, pay for the Offered Shares on the same terms and conditions set forth in the Transfer Notice. If the Corporation does not elect to acquire all of the Offered Shares, the Stockholder may transfer to the proposed transferee, within the 60-day period following the expiration of the rights granted to the Corporation pursuant to this Section 4(b), all, but not less than all, of the Offered Shares, provided, that (i) such transfer shall not
                                      --------
be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice, (ii) such transfer shall comply with all applicable state and federal securities laws, (iii) the Shares so transferred shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4) and (iv) such transferee shall, as a condition to such transfer, deliver to the Corporation a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

          (c) Notwithstanding the foregoing, the Stockholder may transfer Shares (whether or not subject to the Purchase Option) to or for the benefit of any parent, spouse, child or grandchild, or to a trust or custodial account for his, her or their benefit, without first offering such Shares to the Corporation pursuant hereto, provided that (i)
                 --------
such transfer shall comply with all applicable state and federal securities laws, (ii) such Shares shall remain subject to this Agreement (including without limitation the Purchase Option, if then applicable, and the restrictions on transfer set forth in this Section 4), and (iii) such permitted transferee shall, as a condition to such transfer, deliver to the Corporation a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

          (d) Except as set forth in Section 4(c), the Stockholder may not transfer any Shares subject to the Purchase Option.

          (e) The restrictions on transfer set forth in this Section 4 shall remain in effect from the date hereof until the date on which the Corporation (or, in the event of a transaction to which Section 8(b) applies, an Acquiring Corporation) first becomes subject to the reporting requirements of Section 13 of the Securities and Exchange Act of 1934, as amended (provided, however, that if the Corporation first becomes subject to such reporting requirements in connection with the sale of the Corporation's Common Stock in a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), the date determined pursuant to this Section 4(e) shall be deemed to be the date of the closing of such sale.)

     5.   Effect of Prohibited Transfer. The Corporation shall not be required
          -----------------------------
(a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     6.   Restrictive Legend. All certificates representing Shares shall have
          ------------------
affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

          "The shares represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Corporation and the registered owner of this certificate (or such owner's predecessor in interest), and such Stock Restriction Agreement is on file in, and may be examined at, the principal office of the Corporation."

     7.   Investment Representations. The Stockholder represents, warrants and
          --------------------------
covenants as follows:

          (a) The Stockholder is purchasing the Shares for the Stockholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

          (b) The Stockholder has had such opportunity as the Stockholder has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder's investment in the Corporation.

          (c) The Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

          (d) The Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

          (e) The Stockholder understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Corporation's Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register the Shares under the Securities Act.

          (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not required."

     8.   Adjustments for Stock Splits, Stock Dividends, etc.
          ---------------------------------------------------

          (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the common stock of the Corporation, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of the Stockholder's ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

          (b) If the Shares are converted into or exchanged for, or Stockholders of the Corporation receive by reason of any distribution in total or partial liquidation, securities of another corporation (an "Acquiring Corporation"), or other property (including cash), pursuant to any merger of the Corporation or acquisition of its assets by an Acquiring Corporation, then the rights of the Corporation under this Agreement shall inure to the benefit of the Acquiring Corporation and this Agreement shall apply to the securities or other property received from the Acquiring Corporation upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

     9.   Withholding Taxes.
          -----------------

          (a) The Stockholder acknowledges and agrees that the Corporation has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder.

          (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Corporation will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.

     10.  Severability. The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     11.  Waiver. Any provision contained in this Agreement may be waived,
          ------
either generally or in any particular instance, by the Board of Directors of the Corporation on behalf of the Corporation.

     12.  Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the Corporation and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

     13.  No Rights to Employment. Nothing contained in this Agreement shall be
          -----------------------
construed as giving the Stockholder any right to be retained, in any position, by the Corporation, whether as an employee of or consultant to the Corporation or in any other capacity.

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

     14.  Notice. All notices required or permitted hereunder shall be in
          ------
writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath the Stockholder's or the Corporation's respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

     15.  Pronouns. Whenever the context may require, any pronouns used in this
          --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     16.  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

     17.  Amendment. This Agreement may be amended or modified only by a written
          ---------
instrument executed by both the Corporation and the Stockholder.

     18.  Governing Law. This Agreement shall be construed, interpreted and
          -------------
enforced in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        SCIQUEST.COM, INC.


                                        By: /s/ James J. Schever
                                            -----------------------------------
                                            Name: James J.Schever
                                                  -----------------------------
                                            Title: Chief Financial Officer
                                                   ----------------------------

                                        Address:   4222 Emperor Boulevard
                                                   Suite 225
                                                   Durham, North Carolina 27703


                                        STOCKHOLDER:

                                        /s/ Antony Francis
                                        ------------------
                                        Antony Francis

                                        Address: 10214 Whitemark Lane
                                                 ------------------------------
                                                 Cary, NC 27511
                                                 ------------------------------

                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                          STOCK RESTRICTION AGREEMENT
                          ---------------------------


     FIRST AMENDMENT TO STOCK RESTRICTION AGREEMENT, dated as of April 15 1999 (the "First Amendment"), by and between SciQuest.com Inc., a Delaware corporation (the "Corporation"), and Antony Francis, an individual residing in Wake County, North Carolina (the "Stockholder").

     WHEREAS, the Corporation and the Stockholder are parties to a Stock Restriction Agreement, dated as of March 1,1999 (the "Stock Agreement'); and

     WHEREAS, pursuant to Section 17 of the Stock Agreement, the Corporation and the Stockholder desire to amend and modify the provisions of the Stock Agreement in the manner and to the extent set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Corporation and the Stockholder hereby agree as follows:

     1.   Amendment of Section 8. The provisions of the Section 8 (Adjustments
          ----------------------                                   -----------
for Stock Splits, Stock Dividends, etc.) are hereby amended by adding the
---------------------------------------
following Section 8(c):

          (c) If at any time the Shares are converted into shares of common stock of the Corporation pursuant to the applicable provisions of the Certificate of Incorporation of the Corporation, then this Agreement shall apply to the shares of common stock received by the Stockholder upon such conversion (the "Conversion Shares") in the same manner and to the same extent as the Shares, and for all purposes hereunder, the term "Shares" as used herein shall be deemed to refer to such Conversion Shares.

     2.   Effect of First Amendment. The provisions of the Stock Agreement are
          -------------------------
hereby amended and modified by the provisions of this First Amendment. If any of the provisions of the Stock Agreement are materially different from or inconsistent with the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Stock Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

     3.   Single Agreement. This First Amendment and the Stock Agreement, as
          ----------------
amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Stock Agreement, as amended and modified by the provisions of this First Amendment, are incorporated herein by this reference and are ratified and affirmed.

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Corporation and the Stockholder as of the date first written above.

                                        SCIQUEST.COM, INC.



                                        By:/s/ Scott Andrews
                                           -----------------
                                           Scott Andrews
                                           President


                                        STOCKHOLDER


                                        /s/ Antony Francis
                                        ------------------
                                        Antony Francis